                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                HF BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                HF BANCORP, INC.
                             445 EAST FLORIDA AVENUE
                          HEMET, CALIFORNIA 92543-4244
                            (800) 540-4363, EXT. 2101


                                                              September 21, 1998


Fellow Stockholders:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of HF Bancorp, Inc. (the "Company"), the holding company for Hemet Federal Savings and Loan Association (the "Bank"), Hemet, California, which will be held on October 22, 1998, at 12:30 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of HF Bancorp, Inc., as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

         The Board of Directors of HF Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.


         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.


                                              Sincerely,



                                              J. Robert Eichinger
                                              Chairman of the Board of Directors

                                HF BANCORP, INC.

                             445 East Florida Avenue
                             Hemet, California 92543
                            (800) 540-4363, Ext. 2101

     -----------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 22, 1998

     -----------------------------------------------------------------------



         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of HF Bancorp, Inc. (the "Company") will be held on October 22, 1998, at 12:30 p.m., Pacific Time, at the Simpson Neighborhood Center, 305
E. Devonshire Avenue, Hemet, California.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of three directors to three-year terms of office each or until their successors are elected and qualified;

         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1999; and

         3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established September 1, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at HF Bancorp, Inc., 445 East Florida Avenue, Hemet, California 92543-4244, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.


                                              By Order of the Board of Directors

                                              Janet E. Riley
                                              Corporate Secretary

Hemet, California
September 21, 1998

                                HF BANCORP, INC.

                      ------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 22, 1998

                      ------------------------------------



SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of HF Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on October 22, 1998, at 12:30 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California and at any adjournments thereof. The 1998 Annual Report on Form 10-K to Stockholders, including consolidated financial statements for the fiscal year ended June 30, 1998, and a proxy card, accompany this Proxy Statement, which is first being mailed to record holders on or about September 21, 1998.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF DELOITTE & TOUCHE, LLP, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, Hemet Federal Savings and Loan Association (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on September 1, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,388,983 shares.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast. Therefore, broker non-votes and proxies marked "ABSTAIN" have no effect on the outcome of the vote.

         Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                                         AMOUNT AND
                                                                                          NATURE OF
                                                                                         BENEFICIAL          PERCENT
       TITLE OF CLASS                 NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP          OF CLASS
============================= ====================================================  =====================  ============
Common Stock                  LaSalle Financial Partners, LP                               535,760            8.39%
                              259 E. Michigan, Suite 405
                              Kalamazoo, Michigan   49007

Common Stock                  Kahn Brothers & Co., Inc.                                    528,950            8.28%
                              555 Madison Avenue
                              New York, N.Y.  10022

                                                                                         AMOUNT AND
                                                                                          NATURE OF
                                                                                         BENEFICIAL          PERCENT
TITLE OF CLASS                        NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP          OF CLASS
============================= ====================================================  =====================  ============
Common Stock                  Tontine Partners, L.P.                                       463,000            7.25%
                              31 West 52nd Street, 17th Floor
                              New York, NY

Common Stock                  Hemet Federal Savings and Loan Association                   445,011(1)         6.97%
                              Employee Stock Ownership Plan ("ESOP")
                              445 East Florida Avenue
                              Hemet, California 92543-4244

Common Stock                  Endeavour Capital Partners, L.P.                             333,000            5.21%
                              555 Madison Avenue
                              New York, N.Y.  10022

(1) Shares of Common Stock were acquired by the ESOP in the Conversion. The ESOP Committee administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the Record Date, 121,910 shares have been allocated to participant's accounts and are held in ESOP Trust except for 17,864 issued shares. Under the ESOP, allocated shares for which no written instructions have been received and unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Action of 1974, as amended ("ERISA").



                     PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL #1: ELECTION OF DIRECTORS

         The Board of Directors currently consists of nine directors and is divided into three classes. Each of the nine members of the Board of Directors of the Company also presently serves as a director of the Bank and First Hemet Corporation ("First Hemet"), a wholly-owned subsidiary of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

         The three nominees proposed for election at this Annual Meeting are DR. ROBERT K. JABS, WILLIAM D. KING AND PATRICIA A. "CORKY" LARSON. In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of the Record Date, the names of the nominees and continuing directors and Named Executive Officers of the Company (as defined below) and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank or the Company, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and executive officer and by all directors, Named Executive Officers and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.

                                                                                                SHARES OF
                                                                                                  COMMON
                                                                              EXPIRATION          STOCK          PERCENT
      NAME AND PRINCIPAL OCCUPATION AT PRESENT                   DIRECTOR     OF TERM AS       BENEFICIALLY        OF
              AND FOR PAST FIVE YEARS                   AGE     SINCE (1)      DIRECTOR         OWNED (2)         CLASS
====================================================  =======  ============ ==============  ================== ===========
NOMINEES:

Dr. Robert K. Jabs                                      62         1990          2001           14,810 (3)          *
   Professor of Business at California Baptist
   University.

William D. King                                         56         1998          2001           3,300 (12)          *
    Retired Executive and Private Investor.

Patricia A. "Corky" Larson                              70         1995          2001           8,782 (4)           *
   Executive Director of the Coachella
   Valley Association of Governments.
    Attorney.
    Former Supervisor, Riverside County
     Board of Supervisors.

  CONTINUING DIRECTORS:

Richard S. Cupp                                         58         1997          2000          62,000 (5)           *
   President and Chief Executive Officer of the
   Company and the Bank.  Formerly President
   and Chief Executive Officer of Ventura
   County National Bancorp, 1993-1997.
   Formerly Executive Vice President of CalFed,
   Inc., 1984-1992.

J. Robert Eichinger                                     67         1981          2000         132,248 (6)        2.06%
   Chairman of the Board.  Formerly President
   and Chief Executive Officer of the Company
   and the Bank, 1980-1997.

                                                                                                SHARES OF
                                                                                                  COMMON
                                                                              EXPIRATION          STOCK          PERCENT
      NAME AND PRINCIPAL OCCUPATION AT PRESENT                   DIRECTOR     OF TERM AS       BENEFICIALLY        OF
              AND FOR PAST FIVE YEARS                   AGE     SINCE (1)      DIRECTOR         OWNED (2)         CLASS
====================================================  =======  ============ ==============  ================== ===========
CONTINUING DIRECTORS:

 Harold L. Fuller                                       63         1993          2000          14,349 (7)           *
   Retired Partner with Deloitte & Touche LLP.
   Former member of the Board of Directors of Villa Esperanza, a non-profit home for mentally disabled persons.

 Norman M. Coulson                                      65         1996          1999           7,800 (8)           *
   Retired Chairman and Chief Executive Officer
   of Glendale Federal Bank, 1957-1992.

George P. Rutland                                       66         1997          1999           5,300 (9)           *
   Chair/CEO Taipan Corporation.
   Chairman of Board,  LIDAK Pharmaceuticals.
   Retired Chairman and Chief Executive Officer
   of American Custody Corp., a property
   management firm, 1994-1995.
    Retired Chairman, President and Chief
   Executive  Officer of Northeast Federal Corp.
   and  Northeast Savings Bank, 1988-1994.

Leonard E. Searl                                        71         1976          1999          36,474 (10)          *
   President of a California Corporation since
   1990, which invests in and manages business
   properties networking retail, tourism and
   professional offices.
   Actively participates in family-owned business within Riverside County.

NAMED EXECUTIVE OFFICERS WHO
ARE NOT DIRECTORS:

Mark R. Andino                                          38                                     10,000 (11)
   Senior Vice President,
   Chief Financial Officer

Stock Ownership of all Directors and Executive          --          --            --          321,963 (13)        4.95%
Officers as a Group (15 persons)

--------------------------
*      Represents less than 1.0% of the Company's voting securities

(1)    Includes years of service as a director of the Bank.
(2) Shares which the individual has the right to acquire currently or within sixty (60) days after September 1, 1998 by the exercise of options are deemed to be outstanding in calculating the percentage of shares beneficially owned, but are not deemed to be outstanding as to any other individual.
(3) Includes, 5,274 shares awarded to Dr. Jabs pursuant to the HF Bancorp Stock-Based Incentive Plan and 7,036 unissued shares as to which Dr. Jabs holds options which are vested or will become vested within sixty (60) days from the record date.
(4) Includes 3,548 shares awarded to Ms. Larson pursuant to the HF Bancorp Stock-Based Incentive Plan and 4,734 shares as to which Ms. Larson holds options which are vested or will become vested within sixty (60) days from the record date.

(5) Includes 30,000 shares awarded to Mr. Cupp pursuant to the HF Bancorp Stock-Based Incentive Plan and 32,000 shares as to which Mr. Cupp holds options which are vested or will become vested within sixty (60) days from the record date.
(6) Includes 43,642 shares awarded to Mr. Eichinger pursuant to the HF Bancorp Stock-Based Incentive Plan and 37,670 shares as to which Mr. Eichinger holds options which are vested or will become vested within sixty (60) days from the record date.
(7) Includes 4,122 shares awarded to Mr. Fuller pursuant to the HF Bancorp Stock-Based Incentive Plan and 5,501 shares as to which Mr. Fuller holds options which are vested or will become vested within sixty (60) days from the record date. Includes 2,226 shares which Mr. Fuller holds in connection with the Directors' Deferred Fee Stock Unit Plan.
(8) Includes 3,300 shares awarded to Mr. Coulson pursuant to the HF Bancorp Stock-Based Incentive Plan and 4,000 shares as to which Mr. Coulson holds options which are vested or will become vested within sixty (60) days from the record date.
(9) Includes 3,300 shares awarded to Mr. Rutland pursuant to the HF Bancorp Stock-Based Incentive Plan and 2,000 shares as to which Mr. Rutland holds options which are vested or will become vested within sixty (60) days from the record date.
(10) Includes 9,882 shares awarded to Mr. Searl pursuant to the HF Bancorp Stock-Based Incentive Plan and 13,172 shares as to which Mr. Searl holds options which are vested or will become vested within sixty (60) days from the record date.
(11) Includes 5,000 shares awarded to Mr. Andino pursuant to the HF Bancorp Stock-Based Incentive Plan and 3,000 shares as to which Mr. Andino holds options which are vested or will become vested within sixty (60) days from the record date.
(12) Includes 3,300 shares awarded to Mr. King pursuant to the HF Bancorp Stock-based Incentive Plan.
(13) Includes 115,713 shares subject to options granted to directors and executive officers under the Stock-Based Incentive Plan which are currently exercisable.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1998, the Board of Directors of the Company held 15 meetings. The Board of Directors of the Bank held 22 meetings. All of the directors of the Company and Bank attended at least 75% of the total number of the Company's and Bank's Board meetings held and committee meetings on which such directors served during fiscal 1998. The Board of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

       AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Jabs (Chair), and all non-employee directors, Norman M. Coulson, J. Robert Eichinger, Harold L. Fuller, William D. King, Patricia A. Larson, George P. Rutland and Leonard E. Searl. This committee meets as called by the Committee Chair. The purpose of this committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company met four times in fiscal 1998.

       ALCO COMMITTEE. The Asset & Liability Management Committee ("ALCO") consists of Messrs. Rutland (Chair), Coulson, Cupp, Eichinger and Fuller. The purpose of the committee includes, but is not limited to, review and evaluation of proposals by management associated with interest rate risk management, monitoring of interest rate risk exposures to ensure that approved policy limits are being adhered to, and review of compliance with regulatory requirements for liquidity, capital adequacy, correspondent banking and permissible investments. The committee was established in the second fiscal quarter and met three times during the fiscal year.

       DIRECTORS' LOAN COMMITTEE. The Directors' Loan Committee (DLC) consists of Messrs. Rutland (Chair), Coulson, Cupp, and Eichinger. The purpose of this committee is to review and approve large loan requests above certain management limits and to review and approve portfolio and asset quality policies and procedures. The DLC and the Board of Directors establishes minimum standards to be met by all lending functions and lending officers. The DL C was established during fiscal 1998 and has met on a weekly basis, if needed, since July 1998 (fiscal 1999).

       COMPENSATION COMMITTEE. The Board Compensation Committee for the Company and Bank consists of Messrs. Searl (Chair), Coulson, Jabs, and Rutland. All compensation decisions regarding executive officers for fiscal 1998 were made by the Compensation Committee which met seven times in fiscal 1998. See "Report of Compensation Committee."

       NOMINATING COMMITTEE. The Nominating Committee of the Company for the 1998 Annual Meeting consists of Messrs. Rutland (Chair), Coulson, and Searl. This Committee met once in fiscal 1998 to consider and recommend the nominees for directors to stand for election at the Company's Annual Meeting. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made by notice in writing to the Secretary of the Company at least 90 days prior to the date of the Meeting (or within 10 days after Notice of the Meeting is given or published if less than 100 days prior to the Meeting.). The stockholders' notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Additional Information - Notice of Business to be Conducted at the Annual Meeting."


DIRECTORS' COMPENSATION

       DIRECTORS' FEES. In fiscal 1998, non-employee directors received an annual retainer of $5,400 for serving on the Board of the Company, the Bank, and the subsidiary. Directors also receive $1,750 per regular Bank Board Meeting attended. If special Board Meetings are called, a maximum fee of $500 is compensated for that activity. Board Committees fees in the amount of $200 are paid to non-employee directors of the Company. One-third of the fees paid to outside directors are paid by the Company, two-thirds are paid by the Bank.

       DIRECTORS' RETIREMENT PLAN. The Bank and the Company maintain a retirement plan for those directors who have completed ten years of service or who have both attained the age of 65 and had five years of consecutive service as a director and who were elected to the Board prior to March 31, 1995. This plan covers a total of eleven (11) participants, seven (7) of which are retired. This plan was terminated effective March 31, 1995 with respect to future directors. The Directors' Retirement Plan provides that a participant will receive monthly benefits until death equal to 60% of the basic monthly directors fee such participant received for the last month in which he served as director. Upon the retired Participant's death, 50% of his benefit shall continue to be paid to the Participant's surviving spouse for the balance of the spouse's life. If the Participant dies while still serving as a director, 50% of the monthly retirement benefit that said Participant would have received had he retired the day immediately preceding the date of his death shall be paid to his surviving spouse for the balance of the spouse's life. No Participant shall be paid a retirement benefit if he is removed from the Board for cause pursuant to Section 302 of the California Corporation's Code or an equivalent federal regulations or statute.

       1995 DIRECTORS' DEFERRED FEE STOCK UNIT PLAN. The Bank and the Company implemented the 1995 Directors' Deferred Fee Stock Unit Plan ("Deferred Fee Plan") for its directors. Under the Deferred Fee Plan, directors may elect to defer receipt of directors' fees earned by them until their service with the Board of Directors terminates. The directors' deferred fees are credited to the account of participating directors under the terms of the Deferred Fee Plan and are credited with earnings based on several investment choices, including Company Common Stock. If a participant chooses to have deferred fees credited to a stock unit account with the Deferred Fee Plan, the participant will receive a benefit based on the earnings from and appreciation in the stock of the Company.

       STOCK BASED INCENTIVE PLAN. Under the Stock Based Incentive Plan, which amended and restated the HF Bancorp, Inc. 1995 Master Stock Option Plan and Hemet Federal Savings and Loan Association 1995 Master Stock Compensation Plan, each outside director who was a director on January 11, 1996 was granted non-statutory stock options to purchase varying amounts of Common Stock, depending on each director's years of service, at an exercise price of $10.05 per share, which was the fair market value of the shares on the date of grant (January 11, 1996).

       The grants to each director subsequently elected to the Board included a base grant of options to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value on the date of grant. Shares granted to Messrs. Coulson, Rutland and King have an exercise price of $9.50, $14.34, and $17.56 respectively due to the fair market value on the date of grant. Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant. In addition, each outside director who was a director on January 11, 1996 was granted a restricted stock award of 3,300 shares of Common Stock. Additional shares were awarded to outside directors under the Stock Plan based upon their years of service. Each outside director elected subsequent to January 11, 1996 has been granted an award equal to 3,300 shares of Common Stock. Awards to directors vest in five (5) equal annual installments at a rate of 20% commencing one year from the date of grant.

EXECUTIVE COMPENSATION

       THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

       COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and consideration that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Company and Bank (the "Committee") at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

       GENERAL. The Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and Bank and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. The Committee consists of Messrs. Searl (Chair), Coulson, Jabs, and Rutland, who are outside directors.

       COMPENSATION POLICIES. The Committee has the following goals for compensation programs impacting the executive officers of the Company and the
Bank:

       O to provide compensation opportunities which are consistent with competitive medians of the industry and the Company's level of performance, thus allowing the Company to retain high quality executive officers who are critical to the Company's long term success;

       O to motivate key executive officers to achieve strategic business initiatives and reward them for their achievement; and

       O to provide motivation for the executive officers to enhance shareholder value by synchronizing their compensation to the value of the Company's Common Stock.

       In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank adopted plans, which reward the executives for delivering long term value to the Company and the Bank through stock ownership.

       The compensation package available to executive officers is composed of the following items:

       (i)      base salary;
       (ii)     annual cash awards; and
       (iii) long term incentive compensation, including option and stock awards.

       Mr. Richard S. Cupp has an employment agreement with the Company and the Bank which specifies a minimum base salary and requires periodic review of such salary. In addition, Mr. Cupp participates in other benefit plans available to all employees including the Employee Stock Ownership Plan.

       BASE SALARY. In determining salary levels, the Committee considers the entire compensation package, including the potential equity compensation provided under the Company's stock plans. The Committee usually meets in the fourth quarter of each fiscal year to determine the level of any salary increase to take effect immediately after such determination is made.

       The salary levels are intended to be consistent with the competitive practices of other comparable financial institutions and each executives' level of responsibility. The Committee consulted surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

       Although the Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

       ANNUAL CASH AWARDS. The Committee did grant one discretionary cash award in fiscal 1998 to the Bank's Chief Financial Officer. As discussed under base salaries, the bonus awards are intended to be consistent with competitive practices of other comparable financial institutions and each executive's level of responsibility. Although the decision concerning bonus awards are discretionary, the bonus awards are aimed at reflecting the overall financial performance of the Company and the performance of the individual executive officer.

       LONG TERM INCENTIVE COMPENSATION. The Company maintains the HF Bancorp Stock-Based Incentive Plan under which executive officers have received grants. See "Salary Compensation Table" or "Option Table". The Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with those of stockholders. Stock options and stock awards under such plans were allocated by the Committee base upon regulatory practices and policies and based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

Dated: September 1, 1998

                             COMPENSATION COMMITTEE
            Leonard E. Searl (Chair), Norman M. Coulson, Dr. Robert
                           K. Jabs, George P. Rutland

STOCK PERFORMANCE GRAPH. The following graph shows a monthly comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of companies in the Nasdaq Stock Market and Nasdaq Bank Stocks for the period beginning June 30, 1995, the day the Company's common stock began trading, through June 30, 1998.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                                HF BANCORP, INC.
                         JUNE 30, 1995 - JUNE 30, 1998

                Company         Market          Peer
  Date           Index          Index           Index
06/30/95        100.000         100.000         100.000
07/31/95        104.545         107.351         104.711
08/31/95        116.667         109.527         110.332
09/29/95        118.182         112.046         112.878
10/31/95        113.636         111.404         114.714
11/30/95        119.697         114.019         120.598
12/29/95        119.697         113.412         123.204
01/31/96        121.212         113.971         123.474
02/29/96        119.697         118.308         125.170
03/29/96        121.212         118.701         128.039
04/30/96        118.182         128.549         127.379
05/31/96        122.727         134.451         129.518
06/28/96        118.182         128.390         130.156
07/31/96        115.152         116.958         128.556
08/30/96        116.667         123.511         137.461
09/30/96        116.667         132.958         144.044
10/31/96        131.818         131.490         150.423
11/29/96        134.849         139.618         161.666
12/31/96        134.848         139.492         162.658
01/31/97        143.939         149.407         171.705
02/28/97        162.121         141.143         181.394
03/31/97        154.545         131.928         174.860
04/30/97        171.212         136.053         178.793
05/30/97        162.121         151.471         189.957
06/30/97        174.242         156.109         203.474
07/31/97        175.758         172.588         219.092
08/29/97        177.273         172.324         217.309
09/30/97        200.000         182.519         239.974
10/31/97        192.424         173.066         240.944
11/28/97        203.030         173.933         250.335
12/31/97        212.121         171.153         272.345
01/30/98        201.515         176.522         260.394
02/27/98        216.667         193.095         274.775
03/31/98        206.061         200.216         287.908
04/30/98        204.545         203.608         291.609
05/29/98        208.333         192.474         281.822
06/30/98        214.394         206.055         282.408

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are re-weighted daily, using the market capitalization on the previous trading day.
C. If the monthly intervals, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.    The index level for all series was set to $100 on 06/30/95.

      SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended June 30, 1998, 1997 and 1996, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and those executive officers of the Company and the Bank, who received salary and bonus in excess of $100,000 in fiscal 1998 ("Named Executive Officers").


                                                                                                    Long-Term Compensation
                                                                                     -----------------------------------------------
                                                   Annual Compensation                    Awards            Payouts
                                    ------------------------------------------------------------------------------------------------
                                                                          Other       Restricted   Securities
                                                                         Annual         Stock      Underlying     LTIP       All
                                    Fiscal     Salary       Bonus     Compensation      Awards      Options     Payouts     Other
   Name and Principal Positions      Year        ($)         ($)         ($)(1)         ($)(2)       (#)(3)        (4)  Compensation
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Cupp                      1998     $234,401        0            --          $430,200      80,000        --        --
President, Chief Executive Officer   1997        --           --           --             --           --          --        --
and Director of the Bank and the     1996        --           --           --             --           --          --        --
Company
Mark R. Andino                       1998     $113,061      $7,883         --          $ 84,700      11,000        --        --
Senior Vice President and Chief      1997     $ 61,538        --           --             --         9,000         --        --
Financial Officer of the Bank and    1996        --           --           --             --           --          --        --
the Company.
Gerald A. Agnes                      1998     $152,431        --           --             --           --                $339,500(5)
Former Executive Vice President      1997     $137,494        --           --             --           --                    --
and Chief Operating Officer          1996     $ 68,963      $3,464         --          $279,119      79,350                  --

------------------------------------

(1) There were no ( a ) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; ( b ) payments of above-market preferential earnings on deferred compensation; ( c ) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; ( d ) tax payment reimbursements; or ( e ) preferential discounts on stock.
(2) Pursuant to the Stock-Based Incentive Plan, Messrs. Cupp and Andino were awarded 30,000 and 5,000 shares of Common Stock, respectively in fiscal 1998. Mr. Cupp's shares were awarded on July 24, 1997 and vest at a rate of 20% a year. Mr. Andino's shares were awarded on March 26, 1998 and vest at a rate of 20% a year. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and earnings thereon. Awards will become vested upon termination of employment due to death, disability, or change in control. At June 30, 1998, the market value of the 30,000 and 5,000 unvested shares held by Messrs. Cupp and Andino were $530,700 and $88,450 respectively.
(3) Includes 80,000 and 20,000 shares subject to options granted to Messrs. Cupp and Andino respectively. Mr. Cupp's options were granted on July 24, 1997 with an initial 20% of the grant vesting immediately and the remaining portion to vest at a rate of 20% a year. Mr. Andino's options were granted as follows; 9,000 shares on December 30, 1996, 6,000 shares on August 24, 1997 and 5,000 shares on March 26, 1998. Each individual grant will vest at a rate of 20% a year.
(4) For fiscal years 1998, 1997 and 1996, the Bank had no long-term incentive plans, accordingly, there were no payouts or awards under any long-term incentive plan.
(5) Represents the amount of payment due under the Employment Agreement with Gerald Agnes. The agreement was terminated on June 2, 1998.

      EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into an employment agreement with Richard S. Cupp (the "Executive"). This employment agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of the Executive.

      The Employment Agreement with the Bank and the Company and Mr. Cupp provides for a two year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the respective Boards of Directors of the Bank and the Company may extend the agreement with the Executive for an additional year such that the remaining term shall be the amount of the original term unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreement provides that Mr. Cupp will receive an annual base salary of $250,800. In addition to the base salary, the agreement provides for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

      The agreement provides for termination of the Executive by the Bank or the Company for cause or for disability, as defined in the agreement, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause or for disability, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Executive to his current office, (ii) a material change in the Executive's functions, duties or responsibilities, or a material reduction in benefits or perquisites; or (iii) a relocation of the Executive's principal place of employment that materially alters the Executive's commute; (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining payments under the Employment Agreement, including base salary, bonuses, other payments and health benefits due under the remaining term of the Employment Agreement.

      If voluntary or involuntary termination of employment follows a change in control of the Bank or the Company, as defined in the Employment Agreement, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining term of the agreement, or (ii) two times the Executive's average annual compensation over the last three years. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for two years under the agreement, however, the Executive would only be entitled to receive a severance payment from the Bank to the extent permitted by law.

      CHANGE IN CONTROL AGREEMENTS. The Company and the Bank have entered into two-year Change in Control Agreements with named executive officer Mark R. Andino. Commencing on the first annual anniversary date and continuing on each annual anniversary thereafter, the Change in Control Agreements may be extended by the respective Board of Directors for an additional 12 months so that the remaining term is 24 months. Each Change in Control Agreement will provide that at any time following a change in control of the Company or the Bank, if the Company or the Bank terminates the employee's employment for any reason other than cause, or if the employee terminates his employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment, the employee or, in the event of death, the employee's beneficiary would be entitled to receive a payment equal to two times of the employee's then current annual salary, including bonuses and any other cash compensation. The Bank and the Company would also continue the employee's life, health, and disability coverage for the remaining unexpired term of his or her agreement to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to the employee under the Bank's Change in Control Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Change in Control Agreements have also been entered into with other officers who are not Named Executive Officers.

      Payments and benefits under the employment agreements and Change in Control Agreements and other benefit plans may constitute an excess parachute payment under Section 280G of the Code, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Bank. In the event of a change in control of the Bank or Company, the total amount of payments due under the Employment Agreement, based solely on the base salary to be paid to the Executive pursuant to the terms of the Employment Agreement, and excluding benefits under any employee benefit plan would be approximately $501,600. In the event of a change in control of the Bank or Company, the total payments due under the Change In Control Agreements in the aggregate, based solely on the base salary paid to the eight (8) officers covered by the Change in Control Agreements and excluding any benefits under any employee benefit plan that may be payable, are estimated to be approximately $1,182,060.

      DEFINED BENEFIT PLAN. The Bank previously maintained a non-contributory defined benefit pension plan ("Employee Retirement Plan"). The Employee Retirement Plan was frozen on August 15, 1997, and terminated effective December 31, 1997. All employees who worked at the Bank for a period of one year and were with the Bank and attained the age of 21 on August 15, 1997 were eligible to participate in the Retirement Plan. The Bank annually contributed an amount to the Plan necessary to satisfy requirements in accordance with the Employee Retirement Income Security act of 1974, as amended ("ERISA").

      HEMET FEDERAL SAVINGS AND LOAN ASSOCIATION OFFICERS' DEFERRED COMPENSATION PLAN. The Bank maintains a deferred compensation plan whereby an officer may defer all or a portion of compensation otherwise currently payable in exchange for the receipt at the time they cease to serve as officers of the Bank with a benefit at the time of retirement as provided for in the plan. Amounts deferred under this program will earn interest, compounded annually, based on the highest certificate account rate (excluding accounts requiring deposits of $100,000 or more) in effect on January 1 of each year of the deferral or distribution period. The Plan provides benefits are to be paid in annual installments over a period of years determined by the Bank in its discretion.

      RETIREMENT RESTORATION PLAN. The Bank maintained a non-qualified Retirement Restoration Plan to provide a select group of management and highly compensated employees with additional retirement benefits. The Retirement Restoration Plan was terminated on June 30, 1997 for future participation, but still has a vested participant. The benefits provided under the Plan were intended to make up the benefits lost to the Plan participants due to application of limitations on compensation and maximum benefits applicable to the Bank's Employee Retirement Plan. Benefits provided under the Plan will be provided at the same time and in the same form as the benefits were to be provided under the Bank's Employee Retirement Plan.

      The Bank has established an irrevocable grantor's trust ("rabbi trust") funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the Plan. The Plan participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the Plan until such benefits are received by the participants. The assets of the rabbi trust are considered part of the general assets of the Bank and are subject to the claims of the Bank's creditors in the event of the Bank's insolvency. Earnings on the trust's assets are taxable to the Bank. The trustee of the trust may invest the trust's assets in the Company's stock.

      STOCK PLAN. The Company maintains the Stock-Based Incentive Plan which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors.

      OPTION GRANTS. The following table sets forth certain information with respect to options granted during the fiscal year ended June 30, 1998 to each of the named executives:

                            OPTION/SAR GRANTS DURING
                              THE FISCAL YEAR ENDED
                                  JUNE 30, 1998
                               (INDIVIDUAL GRANTS)

                                                                                                        Potential Realizable Value
                                                                                                         at Assumed Annual Rate of
                                                                                                         Stock Price Appreciation
                                                                                                              for Option Term
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of          Percent of
                                  Securities           Total
                                  Underlying        Options/SARs      Exercise or
                                 Options/SARs        Granted to       Base Price        Expiration
            Name                 Granted (#)         Employees          ($/Sh)             Date           5% ($)          10%($)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Cupp                     80,000             23.86%           $ 14.34         07/24/2007       $ 721,359      $1,828,293
------------------------------------------------------------------------------------------------------------------------------------
Mark Andino                         20,000             5.97%              (1)               (1)          $ 171,669      $ 435,096
------------------------------------------------------------------------------------------------------------------------------------
Gerald Agnes                          --                N/A               N/A               N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Options were granted to Mr. Andino as follows: 9,000 shares were granted on December 30, 1996 at an exercise price of $11.05 per share. The expiration date of this grant is December 30, 2006. Additionally, Mr. Andino was granted 6,000 stock options on August 24, 1997 at an exercise price of $14.81 per share. The expiration of this grant is August 24, 2007. Finally, Mr. Andino was granted 5,000 stock options on March 26, 1998 at an option price of $16.94 per share. This grant will expire on March 26, 2008.

      OPTION/SAR HOLDINGS. The following table sets forth certain information regarding the number of shares acquired by any of the named executives upon exercise of stock options during the fiscal-year ended June 30, 1998, the value realized through the exercise of such options, and the number of unexercised options held by such person, including both those which are presently exercisable and those which are not presently exercisable.


                         AGGREGATED OPTION/SAR EXERCISE
                               AS OF JUNE 30, 1998

                                              Shares                                                     Value of Unexercised
                                             Acquired                     Number of Unexercised          In-The-Money Options
                                                on          Value           Options at FY-End                  at FY-End
                  Name                       Exercise      Realized     Exercisable/Unexercisable   Exercisable/Unexercisable (3)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Cupp                                 --            --           16,000 / 64,000 (1)           $ 53,600 / $214,400
------------------------------------------------------------------------------------------------------------------------------------
Mark Andino                                     --            --            1,800 / 18,200 (2)           $ 11,952 / $ 68,838
------------------------------------------------------------------------------------------------------------------------------------
Gerald Agnes                                  11,860     $86,103 (4)         19,880 / ---0---             $151,883 / ---0---
------------------------------------------------------------------------------------------------------------------------------------

(1) The options granted to Mr. Cupp have an exercise price of $14.34 per share and begin vesting at an annual rate of 20% beginning July 24, 1997. The options will expire ten (10) years from the date of grant.
(2) The options granted to Mr. Andino are as follows; 9,000 shares were granted at an exercise price of $11.05 and began vesting at an annual rate of 20% beginning December 30, 1997, 6,000 shares were granted at an exercise price of $14.81 and begin vesting at an annual rate of 20% beginning August 24, 1998 and 5,000 shares were granted at an exercise price of $16.94 and begin vesting at an annual rate of 20% beginning March 26, 1999. The options will expire ten (10) years from the date of grant.
(3) Represents the difference between the market value of the underlying stock option at the fiscal year-end and the exercise price of each stock option. The market value on June 30, 1998 was $17.69.
(4) Represents the value realized on the date of exercise. Mr. Agnes exercised 11,860 shares on June 26, 1998. Fair market value on June 26, 1998 was $17.31.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank provides loans and extensions of credit to its directors and officers. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1998, none of the Bank's directors or executive officers had loans outstanding with aggregate indebtedness exceeding $60,000.


                                   PROPOSAL #2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ending June 30, 1998 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending June 30, 1999 subject to ratification of such appointments by the stockholders.

      Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 1999 (the "1999 Meeting"), a stockholder proposal ("Stockholder Proposal") must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement no later than MAY 23, 1999. Any Stockholder Proposal must conform to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

      In addition, in the event the Company does not receive a Stockholder Proposal by August 7, 1999, the proxy solicited by the Board of Directors with respect to the 1999 Meeting will authorize the proxy holders to vote the shares in their best judgment and discretion, without any discussion of the Stockholder Proposal in the proxy statement for the 1999 Meeting, if the Stockholder Proposal is presented at the 1999 Meeting.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgement.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.


                                            By Order of the Board Of Directors




                                            Janet E. Riley
                                            Corporate Secretary


Hemet, California
September 21, 1998




           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

                 WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
              YOU ARE REQUESTED TO SIGN, DATE, AND PROMPTLY RETURN
                           THE ACCOMPANYING PROXY CARD
                     IN THE ENCLOSED POSTAGE -PAID ENVELOPE.

                                HF BANCORP, INC.                 REVOCABLE PROXY
                         ANNUAL MEETING OF SHAREHOLDERS

                   OCTOBER 22, 1998, 12:30 P.M. PACIFIC TIME
[LOGO]


                            ------------------------

    The undersigned hereby appoints the Board of Directors of HF Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on October 22, 1998, at 12:30 p.m. Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California, and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

            Dr. Robert K. Jabs, William D. King and Patricia A. "Corky" Larson

                           FOR [ ]  VOTE WITHHELD [ ]

   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

--------------------------------------------------------------------------------

2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of HF Bancorp, Inc. for the fiscal year ending June 30, 1999.

            FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              OF HF BANCORP, INC.

    THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

    The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated September 21, 1998 and of the Annual Report to Shareholders.

    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the shares are held jointly, each holder may sign but only one signature is required.

Dated:
      ---------------------------------------
                                                        ------------------------
                                                        SIGNATURE OF SHAREHOLDER

                                                        ------------------------
                                                        SIGNATURE OF SHAREHOLDER

                                                            PLEASE COMPLETE,
                                                        DATE, SIGN AND MAIL THIS
                                                        PROXY PROMPTLY IN THE
                                                        ENCLOSED POSTAGE-PAID
                                                        ENVELOPE.